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                                                                   Exhibit 23.01

                         Consent of Independent Auditors

We consent to the incorporation by reference in the registration statements of RMI.NET, Inc. (S-8: No. 333-30198, S-3 and S-4: No. 333-52731) and in the
related prospectuses of our report dated March 30, 2000, with respect to the consolidated financial statements and schedule of RMI.NET, Inc. included in this Annual Report (Form 10-K) for the year ended December 31, 1999:


                                   /s/ ERNST & YOUNG LLP


Denver, Colorado
March 30, 2000

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